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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 25, 2001



                           LASER VISION CENTERS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                        1-10629                         43-1530063
(State or other                (Commission File                 (I.R.S. Employer
jurisdiction of                    Number)                       Identification
 organization)                                                       Number)


 540 MARYVILLE CENTRE DRIVE, SUITE 200
          ST. LOUIS, MISSOURI                               63141
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (314) 434-6900



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ITEM 5. OTHER EVENTS.

                  On August 25, 2001, Laser Vision Centers, Inc., a Delaware corporation ("Laser Vision"), entered into an Agreement and Plan of Merger, dated as of August 25, 2001 (the "Merger Agreement"), by and among Laser Vision, TLC Laser Eye Centers Inc., an Ontario corporation ("TLC"), and TLC Acquisition II Corp., a Delaware corporation and a wholly-owned subsidiary of TLC ("Merger Subsidiary"), pursuant to which Laser Vision will become a wholly-owned subsidiary of TLC by means of a merger of Merger Subsidiary with and into Laser Vision (the "Merger").

                  Under and subject to the terms of the Merger Agreement, upon consummation of the Merger each share of Laser Vision common stock issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 0.95 of a share of TLC common stock. In addition, at the Effective Time the number of shares receivable upon exercise of each outstanding stock option and warrant to purchase shares of Laser Vision common stock will be proportionately adjusted on the basis of the 0.95-to-1 ratio and become exercisable for shares of TLC common stock on the same material terms and conditions of the Laser Vision option or warrant on the Effective Date. Additionally, as contemplated by the Merger Agreement, immediately prior to the Effective Time Laser Vision will change the exercise price of approximately 2,144,325 outstanding stock options and warrants of Laser Vision which would have an exercise price greater than $8.688 per share of TLC common stock after the Merger to a price equivalent to $8.688 per share of TLC common stock. In addition, TLC will allow the holders of outstanding TLC stock options with an exercise price greater than $8.688 to elect to reduce the exercise price of their options to $8.688 by surrendering a number of the existing shares subject to each repriced option as follows: for every option with an exercise price of over $40, the holder will surrender 75% of the shares subject to such option; for every option with an exercise price of $30 to $40, the holder will surrender approximately 66.6% of the shares subject to such option; for every option with an exercise price of $20 to $30, the holder will surrender 50% of the shares subject to such option; and for every option with an exercise price between $8.688 to $20, the holder will not surrender any of the shares subject to such option.

                  The Merger Agreement provides that on the Effective Date the number of members comprising the Board of Directors of TLC shall be increased from seven to eleven. On the Effective Date, four representatives of Laser Vision's current Board of Directors -- John J. Klobnak, James M. Garvey, Richard
L. Lindstrom, M.D. and David S. Joseph (the "Laser Vision Nominees") -- shall be appointed to the Board of Directors of TLC. Management of TLC will nominate the Laser Vision Nominees for re-election to the TLC Board of Directors at the Annual Meeting of Shareholders of TLC in 2002. On the first anniversary of the Merger, Mr. Klobnak and one other member of the TLC Board of Directors, other than the other Laser Vision Nominees, will resign, and the TLC Board of Directors will be reduced to nine directors.

                  Following the consummation of the Merger, the senior management of TLC will be comprised of the following: Elias Vamvakas, TLC's current Chairman and Chief Executive Officer, will serve as Chairman and Chief Executive Officer; James Wachtman, Laser Vision's current President & Chief Operating Officer, will serve as President & Chief Operating Officer; Charles Bono, Laser Vision's current Chief Financial Officer, will serve as Chief Financial Officer; and Robert W. May and Lloyd D. Fiorini will serve as co-legal counsels. John J. Klobnak, Laser Vision's current Chairman and Chief Executive Officer, will assume a non-executive Vice Chairmanship and continue as a director of TLC for approximately one year.

                  The Merger Agreement provides that the consummation of the Merger is subject to the satisfaction or waiver, if applicable, of certain conditions precedent, including, without limitation, (i) the



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requisite approval by the stockholders of each of Laser Vision and TLC, (ii) the expiration or termination of all required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the filing and effectiveness of one or more Registration Statements to be filed by TLC with the Securities and Exchange Commission with respect to the shares of common stock of TLC and the TLC stock options to be issued pursuant to the Merger Agreement,
(iv) the written opinion of counsel to the effect that the Merger will constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, (v) the receipt by each of Laser Vision and TLC of a written fairness opinion from its respective independent financial advisor, (vi) the approval for listing by The Toronto Stock Exchange and the Nasdaq National Market of the shares of common stock of TLC to be issued and to be subject to TLC stock options issued pursuant to the Merger Agreement, and (vii) all material consents or approvals of governmental agencies or bodies required in connection with the Merger. The Merger Agreement may be terminated by either Laser Vision or TLC in the event that, among other things, the closing price per share of the common stock of Laser Vision or TLC on any trading day prior to the Merger is less than $1.50 or $2.15, respectively.

                  The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware, or at such later date or time as may be set forth in the Certificate of Merger.

                  The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is attached as
Exhibit 2 hereto and is incorporated herein by reference. The joint press release of Laser Vision and TLC, issued August 27, 2001, announcing the Merger is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7. EXHIBITS

2 Agreement and Plan of Merger, dated as of August 25, 2001, by and among Laser Vision Centers, Inc., TLC Laser Eye Centers Inc. and TLC Acquisition II Corp.

99 Press Release dated August 27, 2001, incorporated herein by reference to Laser Vision's Form 425 filed August 27, 2001.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Laser Vision has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 31, 2001

                                           LASER VISION CENTERS, INC.



                                           By /s/ Robert W. May
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                                              Robert W. May
                                              Vice Chairman and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.                         Description


2 Agreement and Plan of Merger, dated as of August 25, 2001, by and among Laser Vision Centers, Inc., TLC Laser Eye Centers Inc. and TLC Acquisition II Corp.

99 Press Release dated August 27, 2001, incorporated herein by reference to Laser Vision's Form 425 filed August 27, 2001.